Supplemental Disclosures to the Condensed Consolidated Balance Sheets and Condensed Consolidated Statements of Cash Flows (Balance Sheets) (Details) (Linn Energy, LLC [Member], USD $)	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Linn Energy, LLC [Member]
Accrued compensation	$ 13,886,000	$ 35,431,000	$ 19,581,000
Accrued interest	123,407,000	72,668,000	55,170,000
Other	7,754,000	7,146,000	1,147,000
Other accrued liabilities	145,047,000	115,245,000	75,898,000
Restricted cash	5,000,000	5,000,000	4,000,000
Net Outstanding Checks	$ 0	$ 35,000,000	$ 54,000,000